Exhibit 20:
                                    Monthly Servicer's Certificate

                             Monthly Trust Activity


A. Trust Level Activity

         Number of Days in Collection Period                                                                           30
         Beginning Principal Receivables Balance                                                         1,682,393,379.22
         Beginning Special Funding Account Balance                                                                   0.00
         Beginning Total Principal Balance                                                               1,682,393,379.22
         Special Funding Account Earnings                                                                            0.00
         Finance Charge Collections                                                                         24,324,871.90
         Interchange Collections                                                                             1,517,897.47
         Collection Account Investment Proceeds                                                                 44,639.76
         Recoveries treated as Finance Charge Collections                                                            0.00
         Total Finance Charge Receivables Collections                                                       25,887,409.13
         Principal Receivables Collections                                                                 164,720,510.55
         Total Servicing Fee                                                                                 2,705,656.19
         Recoveries treated as Principal Collections                                                           966,118.45
         Total Principal Receivables Collections                                                           165,686,629.00
         Monthly Payment Rate                                                                                      11.39%
         Defaulted Amount (Net of Recoveries)                                                               11,506,140.85
         Annualized Default Rate                                                                                    8.51%
         Trust Portfolio Yield                                                                                     19.14%
         New Principal Receivables                                                                         118,341,957.87
         Aggregate Account Addition or Removal (Y/N)?                                                                   N
         Date of Addition/Removal                                                                                     n/a
         Principal Receivables the day before Addition/Removal                                                        n/a
         Percentage of the Collection Period which is before the Addition/Removal Date                                n/a
         Ending Principal Receivables Balance                                                            1,623,393,714.96
         Ending Special Funding Account (SFA) Balance                                                                0.00
         Ending Principal Receivables + SFA Balance                                                      1,623,393,714.96
         Required Minimum Principal Balance                                                              1,500,000,000.00

B. Series Allocations

                                                              Total                     1998-2                  1998-3
         Group                                                                            1                      1
         Class A Invested Amount                                                    528,000,000.00         528,000,000.00
         Class B Invested Amount                                                    113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                  67,000,000.00          67,000,000.00
         Class D Invested Amount                                                     42,000,000.00          42,000,000.00
         Total Invested Amount                            1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                         105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount              1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                              100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                 12,943,704.57          12,943,704.57
         Series Allocable Principal Collections                                      82,843,314.50          82,843,314.50
         Series Allocable Defaulted Amounts                                           5,753,070.43           5,753,070.43
         Series Allocable Servicing Fee                                               1,352,828.10           1,352,828.10
         In Revolving Period?                                                                    Y                      Y
         Available for Shared Principal Collections                                           0.00                   0.00

                             Monthly Trust Activity


B. Series Allocations

         Amounts Due                                                                   1998-2                  1998-3
                          Principal Allocation Percentage                                   92.40%                 92.40%
                          Floating Allocation Percentage                                    92.40%                 92.40%
                          Class A Certificate Rate                                          5.690%                 5.720%
                          Class B Certificate Rate                                          5.900%                 5.950%
                          CIA Certificate Rate                                              6.465%                 6.565%
                          Class D Certificate Rate                                          0.000%                 0.000%
                          Class A Interest                                            2,503,529.60           2,516,729.60
                          Class B Interest                                              555,568.27             560,276.60
                          Collateral Monthly Interest                                   360,953.57             366,536.90
                          Class D Interest                                                    0.00                   0.00
                          Investor Monthly Interest                                   3,420,051.43           3,443,543.10
                          Investor Default Amount (Net of Recoveries)                 5,315,781.11           5,315,781.11
                          Interchange Collections                                       701,261.25             701,261.25
                          Servicer Interchange                                          468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                  1,250,000.00           1,250,000.00
                            Interchange Adjustment                                            0.00                   0.00
                            SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                   1,250,000.00           1,250,000.00

C. Group 1 Allocations

                                                              Total                     1998-2                  1998-3
         Adjusted Invested Amount for Series              1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                              153,092,833.37           76,546,416.68          76,546,416.68
         Finance Charge Collections                          23,919,714.20           11,959,857.10          11,959,857.10
         Investor Monthly Interest                            6,863,594.53            3,420,051.43           3,443,543.10
         Investor Default Amount                             10,631,562.21            5,315,781.11           5,315,781.11
         Monthly Servicing Fee                                2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                    19,995,156.75            9,985,832.54          10,009,324.21
         Excess Before Reallocation                           3,924,557.46            1,974,024.56           1,950,532.89
         Reallocation of Finance Charge Collections                                     -11,745.83              11,745.83
         Reallocated Finance Charge Collections              23,919,714.20           11,948,111.27          11,971,602.93

D. Trust Performance
         30-59 Days Delinquent                                                       20,350,814.51
         60-89 Days Delinquent                                                       12,536,459.34
         90+ Days Delinquent                                                         28,067,281.71
         Total 30+ Days Delinquent                                                   60,954,555.56

                                 Series 1998-2



A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          15-Sep-98
Current Payment Date                       15-Oct-98
Actual / 360 Days                             30                 30                30                30
30 / 360 Days                                 30                 30                30                30
Fixed / Floating                           Floating           Floating          Floating          Floating

                                                                               Collateral
                                                                                Invested
                                             Class A           Class B           Amount            Class D           Total
Certificate Rate                                   5.690%           5.900%           6.465%            0.000%
Initial Balance                            528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                       52,500,000.00
Total Initial Amount                                                                                            802,500,000.00

Beginning Outstanding Amount               528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Ending Outstanding Amount                  528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00

Beginning Invested Amount                  528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount                     528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount         528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount            528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00

Principal Allocation Percentage                    70.40%           15.07%            8.93%             5.60%          100.00%
Floating Allocation Percentage                     70.40%           15.07%            8.93%             5.60%          100.00%
Principal Collections                       53,888,677.35    11,532,993.45     6,838,146.56      4,286,599.33    76,546,416.68
Realloc Finance Charge Collections           8,411,470.33     1,800,182.10     1,067,364.61        669,094.23    11,948,111.27
YSA Draw                                                                                                          1,250,000.00
YSA Investment Proceeds                                                                                              43,778.08
Realloc Finance Charge plus YSA Draw         9,322,290.10     1,995,111.33     1,182,942.12        741,545.80    13,241,889.35
Monthly Interest                             2,503,529.60       555,568.27       360,953.57              0.00     3,420,051.43
Investor Default Amount (Net)                3,742,309.90       800,911.02       474,876.45        297,683.74     5,315,781.11
Monthly Servicing Fee                          880,000.00       188,333.33       111,666.67         70,000.00     1,250,000.00
Total Due                                    7,125,839.50     1,544,812.62       947,496.68        367,683.74     9,985,832.54

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                       13,241,889.35
Series Adjusted Portfolio Yield                                                                                         12.68%
Base Rate                                                                                                                7.47%

                                 Series 1998-2

Series Parameters
                     Revolving Period (Y/N)                                         Y
                     Accumulation Period (Y/N)                                      N
                     Early Amortization (Y/N)                                       N
                     Controlled Accumulation Period                               12.00
                     Holdings is Servicer                                           Y
                     Paydown Excess CIA (Y/N)                                       Y
                     Paydown Excess Class D (Y/N)                                   Y
                     Controlled Accumulation Amount                            53,416,666.67
                     Controlled Deposit Amount                                 53,416,666.67
                     Ending Controlled Deposit Amount Shortfall                         0.00

Funding Accounts
                     Beginning Principal Funding Account Balance                        0.00
                     Principal Funding Account Deposit                                  0.00
                     Ending Principal Funding Account Balance                           0.00
                     Principal Funding Investment Proceeds                              0.00

                     Yield Supplement Account Beginning Balance                 8,750,000.00
                     Yield Supplement Account Release                           1,250,000.00
                     Yield Supplement Account Ending Balance                    7,500,000.00

                     Reserve Account Beginning Balance                                  0.00
                     Required Reserve Account Amount                                    0.00
                     Funds Deposited into Reserve Account                               0.00
                     Ending Reserve Account Balance                                     0.00

C. Certificate Balances and Distrubutions

                                                Class A          Class B            CIA             Class D           Total
                       Beginning Balance    528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
                  Interest Distributions      2,503,529.60       555,568.27       360,953.57              0.00     3,420,051.43
                            PFA Deposits              0.00                                                                 0.00
                 Principal Distributions              0.00             0.00             0.00              0.00             0.00
                     Total Distributions      2,503,529.60       555,568.27       360,953.57              0.00     3,420,051.43
              Ending Certificate Balance    528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
                             Pool Factor           100.00%          100.00%          100.00%           100.00%
           Total Distribution Per $1,000            4.7415           4.9165           5.3874            0.0000
        Interest Distribution Per $1,000            4.7415           4.9165           5.3874            0.0000
       Principal Distribution Per $1,000            0.0000           0.0000           0.0000            0.0000

                                 Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

       1 Total amount of the distribution:                         2,503,529.60
       2 Amount of the distribution in respect of Class A          2,503,529.60
         Monthly Interest:
       3 Amount of the distribution in respect of Class A                  0.00
         Outstanding Monthly Interest:
       4 Amount of the distribution in respect of Class A                  0.00
         Additional Interest:
       5 Amount of the distribution in respect of Class A                  0.00
         Principal:

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

       1 Total amount of Class A Investor Charge-Offs:                     0.00
       2 Amount of Class A Investor Charge-Offs                            0.00
         per $1,000 original certificate principal amount:
       3 Total amount reimbursed in respect of Class A Investor            0.00
         Charge-Offs:
       4 Amount reimbursed in respect of Class A Investor Charge-Offs      0.00
         per $1,000 original certificate principal amount:
       5 The amount, if any, by which the outstanding principal            0.00
         balance of the Class A Certificate exceeds the Class A Invested
         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

       1 The total amount of the distribution:                       555,568.27
       2 Amount of the distribution in respect of Class B monthly    555,568.27
         interest:
       3 Amount of the distribution in respect of Class B                  0.00
         outstanding monthly interest:
       4 Amount of the distribution in respect of Class B additional       0.00
         interest:
       5 Amount of the distribution in respect of Class B principal:       0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

       1 The amount of reductions in Class B Invested Amount               0.00
       2 The amount of reductions in the Class B Invested Amount set       0.00
         forth in paragraph 1 above, per $1,000 original certificate principal amount:
       3 The total amount reimbursed in respect of such reductions         0.00
         in the Class B Invested Amount:
       4 The total amount set forth in paragraph 3 above, per $1,000       0.00
         original certificate principal amount:
       5 The amount, if any, by which the outstanding principal balance    0.00
         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

       1 Total amount distributed to the Collateral Interest         360,953.57
         Holder:
       2 Amount distributed in respect of Collateral Monthly         360,953.57
         Interest:
       3 Amount distributed in respect of Collateral Additional            0.00
         Interest:
       4 The amount distributed to the Collateral Interest Holder in       0.00
         respect of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

       1 The amount of reductions in the Collateral Invested Amount.       0.00
       2 The total amount reimbursed in respect of such reductions in      0.00
         the Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                               Available           Due              Paid           Shortfall
       1 Allocated Class A Available Funds    9,322,290.10
         a Reserve Account Release                    0.00
         b PFA Investment Earnings                    0.00
         c Class A Available Funds            9,322,290.10

       2 Class A Available Funds              9,322,290.10
         a Class A Monthly Interest                            2,503,529.60      2,503,529.60             0.00
         b Class A Servicing Fee                                 880,000.00        880,000.00             0.00
         c Class A Investor Default Amount                     3,742,309.90      3,742,309.90             0.00
         d Class A Excess                     2,196,450.60

       2 Class B Available Funds              1,995,111.33
         a Class B Monthly Interest                              555,568.27        555,568.27             0.00
         b Class B Servicing Fee                                 188,333.33        188,333.33             0.00
         c Class B Excess                     1,251,209.73

       3 Collateral Available Funds           1,182,942.12
         a Collateral Servicing Fee                              111,666.67        111,666.67             0.00
         b Collateral Excess                  1,071,275.45

       4 Class D Available Funds
         a Class D Available Funds              741,545.80
         b Class D Servicing Fee                                  70,000.00         70,000.00             0.00
         c Class D Excess                       671,545.80

       5 Total Excess Spread                  5,190,481.58

                                 Series 1998-2


K. Application of Excess Spread and Excess Finance Charge Collections

                                               Available           Due              Paid           Shortfall
       1 Available Excess Spread              5,190,481.58
       2 Excess Fin Charge Coll                       0.00
           from Other Series
       3 Available Funds                      5,190,481.58
       2 Class A Required Amount Shortfalls                            0.00              0.00             0.00
       3 Class B Defaults                                        800,911.02        800,911.02             0.00
       4 Monthly Servicing Fee                                         0.00              0.00             0.00
       5 Collateral Monthly Interest                             360,953.57        360,953.57             0.00
       6 Collateral Default Amount                               474,876.45        474,876.45             0.00
       7 Reserve Account Deposit                                       0.00              0.00             0.00
       9 Class D Monthly Interest                                      0.00              0.00             0.00
      10 Class D Default Amount                                  297,683.74        297,683.74             0.00
       8 Other CIA Amounts Owed                                        0.00              0.00             0.00
      11 Excess Fin Coll for Other Series                              0.00              0.00             0.00
      12 Excess Spread                        3,256,056.81
      13 Writedowns
                   a Class A                          0.00
                   b Class B                          0.00
                   c CIA                              0.00
                   d Class D                          0.00

L. Reallocated Principal Collections

       3 Total Principal Collections Allocable                76,546,416.68
       4 Principal Required to Fund the Required Amount                0.00
       5 Shared Principal Collections from other Series                0.00
       6 Other Amounts Treated as Principal Collections        5,315,781.11
       7 Available Principal Collections                      81,862,197.79

M. Application of Principal Collections during Revolving Period

       1 Collateral Invested Amount                           67,000,000.00
       2 Required Collateral Invested Amount                  67,000,000.00
       3 Amount used to pay Excess CIA                                 0.00
       4 Available Principal Collections                      81,862,197.79

       5 Class D                                              42,000,000.00
       6 Required Class D                                     42,000,000.00
       7 Amount used to pay Excess Class D                             0.00
       8 Available Principal Collections                      81,862,197.79

                                 Series 1998-2


N. Application of Principal Collections during the Accumulation Period

       1 Available Principal Collections                                        81,862,197.79
                   a Controlled Deposit Amount                                           0.00
                   b Minimum of Avail Prin Coll and CDA                                  0.00
                   c Controlled Deposit Amount Shortfall                                 0.00
                   d Amount Deposited in PFA for Class A                                 0.00
                   e Draw from PFA to pay Class A Principal                              0.00
                   f Class A Adjusted Invested Amount                          528,000,000.00

       2 Remaining Principal Collections Available                                       0.00
                   a Remaining PFA Balance                                               0.00
                   b Beginning Class B Outstanding Amount                      113,000,000.00
                   c Beginning Class B Adjusted Invested Amount                113,000,000.00
                   d Amount Deposited in PFA for Class B                                 0.00
                   e Draw from PFA to pay Class B Principal                              0.00
                   f Class B Adjusted Invested Amount                          113,000,000.00

       3 Remaining Principal Collections Available                                       0.00
                   a Remaining CIA Amount                                       67,000,000.00
                   b Principal Paid to CIA                                               0.00
                   c CIA at the end of the Period                               67,000,000.00

       4 Remaining Principal Collections Available                                       0.00
                   a Remaining Class D Amount                                   42,000,000.00
                   b Principal Paid to Class D                                           0.00
                   c Class D at the end of the Period                           42,000,000.00

         Class A Principal Paid to Investors                                             0.00
         Ending Class A Outstanding Amount                                     528,000,000.00
         Ending Class B Outstanding Amount                                     113,000,000.00

       5 Shared Principal Collections                                                    0.00

                                 Series 1998-2


N. Application of Principal Collections during Early Amortization Period

       1 Principal Collections Available                                                 0.00
                   a Remaining Class A Adjusted Invested Amount                528,000,000.00
                   b Principal Paid to Class A                                           0.00
                   c End of Period Class A Adjusted Invested Amount            528,000,000.00

       2 Remaining Principal Collections Available                                       0.00
                   a Remaining Class B Adjusted Invested Amount                113,000,000.00
                   b Principal Paid to Class B                                           0.00
                   c End of Period Class B Adjusted Invested Amount            113,000,000.00

       3 Remaining Principal Collections Available                                       0.00
                   a Remaining Collateral Invested Amount                       67,000,000.00
                   b Principal Paid to CIA                                               0.00
                   c Collateral Invested Amount at the end of the Period        67,000,000.00

       4 Remaining Principal Collections Available                                       0.00
                   a Remaining Class D Amount                                   42,000,000.00
                   b Principal Paid to Class D                                           0.00
                   c Class D at the end of the Period                           42,000,000.00

O. Yield and Base Rate

       1 Base Rate
                   a Current Monthly Period                            7.47%
                   b Prior Monthly Period                              7.52%
                   c Second Prior Monthly Period                       7.53%

         Three Month Average Base Rate                                                  7.51%

       2 Series Adjusted Portfolio Yield
                   a Current Monthly Period                           12.68%
                   b Prior Monthly Period                             11.90%
                   c Second Prior Monthly Period                      15.22%

         Three Month Average Series Adjusted Portfolio Yield                           13.27%

       3 Excess Spread
                   a Current Monthly Period                            5.21%
                   b Prior Monthly Period                              4.38%
                   c Second Prior Monthly Period                       7.69%

         Three Month Average Excess Spread                                              5.76%

                                 Series 1998-3





A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                          15-Sep-98
Current Payment Date                       15-Oct-98
Actual / 360 Days                             30                 30                30                30
30 / 360 Days                                 30                 30                30                30
Fixed / Floating                           Floating           Floating          Floating          Floating

                                                                               Collateral
                                                                                Invested
                                             Class A           Class B           Amount            Class D           Total
Certificate Rate                                   5.720%           5.950%           6.565%            0.000%
Initial Balance                            528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                       52,500,000.00
Total Initial Amount                                                                                            802,500,000.00

Beginning Outstanding Amount               528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Ending Outstanding Amount                  528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00

Beginning Invested Amount                  528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Ending Invested Amount                     528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount         528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount            528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00

Principal Allocation Percentage                    70.40%           15.07%            8.93%             5.60%          100.00%
Floating Allocation Percentage                     70.40%           15.07%            8.93%             5.60%          100.00%
Principal Collections                       53,888,677.35    11,532,993.45     6,838,146.56      4,286,599.33    76,546,416.68
Realloc Finance Charge Collections           8,428,008.47     1,803,721.51     1,069,463.20        670,409.76    11,971,602.93
YSA Draw                                                                                                          1,250,000.00
YSA Investment Proceeds                                                                                              43,778.08
Realloc Finance Charge plus YSA Draw         9,338,828.23     1,998,650.74     1,185,040.70        742,861.34    13,265,381.01
Monthly Interest                             2,516,729.60       560,276.60       366,536.90              0.00     3,443,543.10
Investor Default Amount (Net)                3,742,309.90       800,911.02       474,876.45        297,683.74     5,315,781.11
Monthly Servicing Fee                          880,000.00       188,333.33       111,666.67         70,000.00     1,250,000.00
Total Due                                    7,139,039.50     1,549,520.95       953,080.01        367,683.74    10,009,324.21

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                       13,265,381.01
Series Adjusted Portfolio Yield                                                                                         12.72%
Base Rate                                                                                                                7.51%

                                 Series 1998-3


Series Parameters
                     Revolving Period (Y/N)                                         Y
                     Accumulation Period (Y/N)                                      N
                     Early Amortization (Y/N)                                       N
                     Controlled Accumulation Period                               12.00
                     Holdings is Servicer                                           Y
                     Paydown Excess CIA (Y/N)                                       Y
                     Paydown Excess Class D (Y/N)                                   Y
                     Controlled Accumulation Amount                            53,416,666.67
                     Controlled Deposit Amount                                 53,416,666.67
                     Ending Controlled Deposit Amount Shortfalll                        0.00

Funding Accounts
                     Beginning Principal Funding Account Balance                        0.00
                     Principal Funding Account Deposit                                  0.00
                     Ending Principal Funding Account Balance                           0.00
                     Principal Funding Investment Proceeds                              0.00

                     Yield Supplement Account Beginning Balance                 8,750,000.00
                     Yield Supplement Account Release                           1,250,000.00
                     Yield Supplement Account Ending Balance                    7,500,000.00

                     Reserve Account Beginning Balance                                  0.00
                     Required Reserve Account Amount                                    0.00
                     Funds Deposited into Reserve Account                               0.00
                     Ending Reserve Account Balance                                     0.00

C. Certificate Balances and Distrubutions

                                                Class A          Class B            CIA             Class D           Total

                       Beginning Balance    528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
                  Interest Distributions      2,516,729.60       560,276.60       366,536.90              0.00     3,443,543.10
                            PFA Deposits              0.00                                                                 0.00
                 Principal Distributions              0.00             0.00             0.00              0.00             0.00
                     Total Distributions      2,516,729.60       560,276.60       366,536.90              0.00     3,443,543.10
              Ending Certificate Balance    528,000,000.00   113,000,000.00    67,000,000.00     42,000,000.00   750,000,000.00
                             Pool Factor           100.00%          100.00%          100.00%           100.00%
           Total Distribution Per $1,000            4.7665           4.9582           5.4707            0.0000
        Interest Distribution Per $1,000            4.7665           4.9582           5.4707            0.0000
       Principal Distribution Per $1,000            0.0000           0.0000           0.0000            0.0000

                                 Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount:

       1 Total amount of the distribution:                         2,516,729.60
       2 Amount of the distribution in respect of Class A          2,516,729.60
         Monthly Interest:
       3 Amount of the distribution in respect of Class A                  0.00
         Outstanding Monthly Interest:
       4 Amount of the distribution in respect of Class A                  0.00
         Additional Interest:
       5 Amount of the distribution in respect of Class A                  0.00
         Principal:

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

       1 Total amount of Class A Investor Charge-Offs:                     0.00
       2 Amount of Class A Investor Charge-Offs                            0.00
         per $1,000 original certificate principal amount:
       3 Total amount reimbursed in respect of Class A Investor            0.00
         Charge-Offs:
       4 Amount reimbursed in respect of Class A Investor Charge-Offs      0.00
         per $1,000 original certificate principal amount:
       5 The amount, if any, by which the outstanding principal            0.00
         balance of the Class A Certificate exceeds the Class A Invested
         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

       1 The total amount of the distribution:                       560,276.60
       2 Amount of the distribution in respect of Class B monthly    560,276.60
         interest:
       3 Amount of the distribution in respect of Class B outstanding      0.00
         monthly interest:
       4 Amount of the distribution in respect of Class B additional       0.00
         interest:
       5 Amount of the distribution in respect of Class B principal:       0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

       1 The amount of reductions in Class B Invested Amount               0.00
       2 The amount of reductions in the Class B Invested Amount set       0.00
         forth in paragraph 1 above, per $1,000 original certificate principal amount:
       3 The total amount reimbursed in respect of such reductions         0.00
         in the Class B Invested Amount:
       4 The total amount set forth in paragraph 3 above, per $1,000       0.00
         original certificate principal amount:
       5 The amount, if any, by which the outstanding principal balance    0.00
          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

       1 Total amount distributed to the Collateral Interest         366,536.90
         Holder:
       2 Amount distributed in respect of Collateral Monthly         366,536.90
         Interest:
       3 Amount distributed in respect of Collateral Additional            0.00
         Interest:
       4 The amount distributed to the Collateral Interest Holder in       0.00
         respect of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

       1 The amount of reductions in the Collateral Invested Amount.       0.00
       2 The total amount reimbursed in respect of such reductions in      0.00
         the Collateral Invested Amount

J. Application of Reallocated Investor Finance Charge Collections.

                                                Available          Due              Paid           Shortfall
       1 Allocated Class A Available Funds    9,338,828.23
         a Reserve Account Release                    0.00
         b PFA Investment Earnings                    0.00
         c Class A Available Funds            9,338,828.23

       2 Class A Available Funds              9,338,828.23
         a Class A Monthly Interest                            2,516,729.60      2,516,729.60             0.00
         b Class A Servicing Fee                                 880,000.00        880,000.00             0.00
         c Class A Investor Default Amount                     3,742,309.90      3,742,309.90             0.00
         d Class A Excess                     2,199,788.74

       2 Class B Available Funds              1,998,650.74
         a Class B Monthly Interest                              560,276.60        560,276.60             0.00
         b Class B Servicing Fee                                 188,333.33        188,333.33             0.00
         c Class B Excess                     1,250,040.81

       3 Collateral Available Funds           1,185,040.70
         a Collateral Servicing Fee                              111,666.67        111,666.67             0.00
         b Collateral Excess                  1,073,374.04

       4 Class D Available Funds
         a Class D Available Funds              742,861.34
         b Class D Servicing Fee                                  70,000.00         70,000.00             0.00
         c Class D Excess                       672,861.34

       5 Total Excess Spread                  5,196,064.92

                                 Series 1998-3


K. Application of Excess Spread and Excess Finance Charge Collections



                                                Available          Due              Paid             Shortfall
        1 Available Excess Spread             5,196,064.92
        2 Excess Fin Charge Coll                      0.00
            from Other Series
        3 Available Funds                     5,196,064.92
        2 Class A Required Amount Shortfalls                          0.00             0.00             0.00
        3 Class B Defaults                                      800,911.02       800,911.02             0.00
        4 Monthly Servicing Fee                                       0.00             0.00             0.00
        5 Collateral Monthly Interest                           366,536.90       366,536.90             0.00
        6 Collateral Default Amount                             474,876.45       474,876.45             0.00
        7 Reserve Account Deposit                                     0.00             0.00             0.00
        9 Class D Monthly Interest                                    0.00             0.00             0.00
       10 Class D Default Amount                                297,683.74       297,683.74             0.00
        8 Other CIA Amounts Owed                                      0.00             0.00             0.00
       11 Excess Fin Coll for Other Series                            0.00             0.00             0.00
       12 Excess Spread                       3,256,056.81
       13 Writedowns
                        a Class A                     0.00
                        b Class B                     0.00
                        c CIA                         0.00
                        d Class D                     0.00

L. Reallocated Principal Collections

        3 Total Principal Collections Allocable              76,546,416.68
        4 Principal Required to Fund the Required Amount              0.00
        5 Shared Principal Collections from other Series              0.00
        6 Other Amounts Treated as Principal Collections      5,315,781.11
        7 Available Principal Collections                    81,862,197.79

M. Application of Principal Collections during Revolving Period

        1 Collateral Invested Amount                         67,000,000.00
        2 Required Collateral Invested Amount                67,000,000.00
        3 Amount used to pay Excess CIA                               0.00
        4 Available Principal Collections                    81,862,197.79

        5 Class D                                            42,000,000.00
        6 Required Class D                                   42,000,000.00
        7 Amount used to pay Excess Class D                           0.00
        8 Available Principal Collections                    81,862,197.79

                                 Series 1998-3


N. Application of Principal Collections during the Accumulation Period

        1 Available Principal Collections                    81,862,197.79
                   a Controlled Deposit Amount                        0.00
                   b Minimum of Avail Prin Coll and CDA               0.00
                   c Controlled Deposit Amount Shortfall              0.00
                   d Amount Deposited in PFA for Class A              0.00
                   e Draw from PFA to pay Class A Principal           0.00
                   f Class A Adjusted Invested Amount       528,000,000.00

        2 Remaining Principal Collections Available                   0.00
                   a Remaining PFA Balance                            0.00
                   b Beginning Class B Outstanding Amount   113,000,000.00
                   c Beginning Class B Adjusted Invested    113,000,000.00
                     Amount
                   d Amount Deposited in PFA for Class B              0.00
                   e Draw from PFA to pay Class B Principal           0.00
                   f Class B Adjusted Invested Amount       113,000,000.00

        2 Remaining Principal Collections Available                   0.00
                   a Remaining CIA Amount                    67,000,000.00
                   b Principal Paid to CIA                            0.00
                   c CIA at the end of the Period            67,000,000.00

        3 Remaining Principal Collections Available                   0.00
                   a Remaining Class D Amount                42,000,000.00
                   b Principal Paid to Class D                        0.00
                   c Class D at the end of the Period        42,000,000.00

          Class A Principal Paid to Investors                         0.00
          Ending Class A Outstanding Amount                 528,000,000.00
          Ending Class B Outstanding Amount                 113,000,000.00

        4 Shared Principal Collections                                0.00

                                 Series 1998-3


N. Application of Principal Collections during Early Amortization Period

        1 Principal Collections Available                             0.00
                   a Remaining Class A Adjusted Invested    528,000,000.00
                     Amount
                   b Principal Paid to Class A                        0.00
                   c End of Period Class A Adjusted         528,000,000.00
                     Invested Amount

        2 Remaining Principal Collections Available                   0.00
                   a Remaining Class B Adjusted Invested    113,000,000.00
                     Amount
                   b Principal Paid to Class B                        0.00
                   c End of Period Class B Adjusted         113,000,000.00
                     Invested Amount

        3 Remaining Principal Collections Available                   0.00
                   a Remaining Collateral Invested Amount    67,000,000.00
                   b Principal Paid to CIA                            0.00
                   c Collateral Invested Amount at the end   67,000,000.00
                     of the Period

        4 Remaining Principal Collections Available                   0.00
                   a Remaining Class D Amount                42,000,000.00
                   b Principal Paid to Class D                        0.00
                   c Class D at the end of the Period        42,000,000.00

O. Yield and Base Rate

        1 Base Rate
                   a Current Monthly Period            7.51%
                   b Prior Monthly Period              7.56%
                   c Second Prior Monthly Period       7.57%

          Three Month Average Base Rate                              7.55%

        2 Series Adjusted Portfolio Yield
                   a Current Monthly Period           12.72%
                   b Prior Monthly Period             11.94%
                   c Second Prior Monthly Period      15.29%

          Three Month Average Series Adjusted Portfolio Yield       13.32%

        3 Excess Spread
                   a Current Monthly Period            5.21%
                   b Prior Monthly Period              4.38%
                   c Second Prior Monthly Period       7.72%

          Three Month Average Excess Spread                          5.77%